UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        November 17, 2004

DIAMOND ENTERTAINMENT CORPORATION
(Exact name of registrant as specified in its charter)

NEW JERSEY (State or other jurisdiction of incorporation or organization)	0-17953 (Commission File Number)	22-2748019 (I.R.S. Employer Identification No.)

800 Tucker Lane, Walnut, California   91789
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (909) 839-1989

____________________________________________________
(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02    Results of Operations and Financial Condition.

(a)  Diamond Entertainment Corporation has reported its financial results for the second fiscal quarter ended September 30, 2004.  The Company’s press release dated November 17, 2004 announcing the results is attached hereto as Exhibit 99.1.

Item 7.01

  Regulation FD Disclosure

Diamond Entertainment Corporation has reported its financial results for the second fiscal quarter ended September 30, 2004.  The Company’s press release dated November 17, 2004, announcing the results is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(c)  Exhibits.

Exhibit 99.1:  Press Release dated November 17, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND ENTERTAINMENT CORPORATION.

Date:    November 17, 2004

By: /s/  James Lu

James Lu, President and CO-CEO

Date:    November 17, 2004

By: /s/  Fred U. Odaka

 Fred U. Odaka, Chief Financial Officer